Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Daniel P. Connealy, Senior Vice President and Chief Financial Officer of Waddell & Reed Financial, Inc. (the “Company”) hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350 (the “Act”), that:

1.             The Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005 (the “Report”) dated July 27, 2005 and filed with the United States Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.             The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  July 27, 2005

/s/ Daniel P. Connealy
Daniel P. Connealy
Senior Vice President and
Chief Financial Officer